Acquisitions (Tables)	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Supplemental Pro-forma Financial Information of Acquisitions
The following unaudited supplemental pro-forma financial information presents a summary of the consolidated results of operations of the Company as if the Acquisitions had occurred as of January 1, 2012 (in millions):

	Year Ended December 31,
	2013	2012
Net sales	$4,216.0	$4,247.0
Income before income taxes	24.1	20.4
These pro-forma results have been prepared for comparative purposes only. These results do not purport to be indicative of the results of operations which actually would have resulted had the Acquisitions occurred on January 1, 2012, or of the future results of operations of the Company.